Exhibit 10.3

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADDENDUM NO. 4

TO THE SHIPBUILDING CONTRACT

HULL NO. [*]

DATED 14 June 2013

between

MEYER WERFT GMBH & CO. KG, a company organised and existing under the laws of Germany, and having its principal office at Industriegebiet Süd, D-26871 Papenburg, Germany (the "Builder"); and

SEAHAWK ONE, LTD., a company incorporated in Bermuda and having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (the "Buyer"); and

NCL CORPORATION LTD., a company incorporated in Bermuda having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda ("NCLC").

Whereas, by a Shipbuilding Contract originally dated 14 June 2013 in relation to Hull No. [*] – as amended – to which, by novation made on 8 July 2014, the Builder, the Buyer and NCLC are parties – (the "Contract"), the Builder has agreed to design, build, complete and sell to the Buyer a passenger cruise ship and the Buyer has agreed to purchase and accept delivery of the same, all in accordance with the terms and conditions of the Contract.

Whereas, it is intended by the buyer to instruct the Builder to increase the standard of the design, quality, workmanship, Parts (as defined in the shipbuilding contract for the First Ship), function and performance of systems, and the aesthetic design of the passenger cabins and public areas and other specified areas of the First Ship by way of an Addendum No. 5 to the shipbuilding contract for the First Ship dated 14 September 2012, including without limitation the Asia Changes (as defined in the shipbuilding contract for the First Ship).

Whereas, the First Ship is the reference ship to the Ship under and in accordance with the Contract the applicable reference standard for the Ship needs to be amended due to fact that such increased standard of the First Ship is not considered in the shipbuilding contract for the Ship.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.	The parties herewith agree that the term First Ship (as defined in Article 14, Cl. 15.1 of the Contract) and the reference ship (as defined in Schedule 1 of the Contract) shall mean Builder’s Hull No. [*] as defined and specified by the shipbuilding contract for the First

Ship dated 14 September 2012 including Addendum No. 1, 2, 3, 4 and all AOM’s which have been agreed before the date of the above mentioned Addendum No. 5 to the shipbuilding contract for the First Ship (the “Applicable Status”). The parties herewith further agree that the Applicable Status does not and will not include and consider without limitation Addendum No. 5 to the shipbuilding contract for the First Ship, the Asia Changes for the First Ship and any other AOM or any other modification which may at any time be agreed for the First Ship on or after the date of the above mentioned Addendum No. 5 to the shipbuilding contract for the First Ship.

2.	This Addendum No. 4 will be treated as having been signed by the parties hereto at the time and on the date when each party has signed and initialled a complete, legible and identical counterpart of this Addendum No. 4 and exchanged the same by e-mail or fax with the other parties. Thereafter for record purposes only three identical original counterparts of this Addendum No. 4 shall be signed and initialled by each of the parties after which one original counterpart will be retained by the Builder, one will be retained by the Buyer and the other will be retained by NCLC.

3.	Words and expressions defined in the Contract shall have the same meanings when used herein.

4.	Except as set forth in this Addendum No. 4, the Contract shall remain unchanged and this Addendum No. 4 shall be treated as an integral part of the Contract.

IN WITNESS WHEREOF, the Builder, the Buyer and NCLC have duly executed this Addendum No. 4.

/s/ Bernard Meyer
For and on behalf of MEYER WERFT GmbH & Co. KG
16 March 2016

/s/Frank J. Del Rio

For and on behalf of SEAHAWK ONE, LTD
16 March 2016

/s/Frank J. Del Rio

For and on behalf of NCL CORPORATION LTD.

16 March 2016

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